FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED FINANCING AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AGREEMENT (“this Agreement”) entered into on this 20th day of September, 2007, to be effective, unless another effective date is otherwise herein specified, as of the date hereof, is by and among The CIT Group/Business Credit, Inc. (“CIT”), SunTrust Bank (“SunTrust”), Wachovia Bank, N.A. (“Wachovia”) and PNC Bank National Association (“PNC”), as Lenders, CIT as administrative and collateral agent (“Agent”), United Fuel & Energy Corporation, a Texas corporation (“United”), and Three D Oil Co. of Kilgore, Inc., a Texas corporation (“Three D”) (United and Three D being herein individually referred to as a “Company” and collectively referred to as the “Companies”), and United Fuel & Energy Corporation, a Nevada corporation (“Parent”).

RECITALS

A. Companies, Agent and Lenders entered into that certain Second Amended and Restated Financing Agreement, dated as of March 27, 2007, together with all riders, addenda, exhibits and other documents relating thereto (collectively, as amended from time to time, the “Financing Agreement”).

B. Pursuant to the terms and conditions of this Agreement, each of Companies, Agent and Lenders are willing to amend the Financing Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows, as hereinafter set forth:

ARTICLE I
Definitions

1.01 Capitalized terms used in this Agreement are defined in the Financing Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Agreements

2.01 Amendment to Section 1 of Financing Agreement; Amendments to Definition of “Applicable LIBOR Margin”. Effective as of August 31, 2007, the definition of “Applicable LIBOR Margin” contained in Section 1 of the Financing Agreement is amended as follows:

(a) Clause (i) of paragraph (a) of the definition of “Applicable LIBOR Margin” is amended and restated to read in its entirety as follows:

“(i) (A) during the period from the Closing Date through August 31, 2007 - 1.75% and (B) during the period beginning on September 1, 2007 until the Initial Adjustment Date - 2.25%; and”

(b) The pricing table contained in the definition of “Applicable LIBOR Margin” is amended and restated to read in its entirety as follows:

“APPLICABLE LIBOR MARGIN
PRICING TABLE

Fixed Charge Coverage Ratio	Applicable LIBOR Margin

(A) Greater than or equal to 2.25 to 1.00	(A) 1.25%

(B) Less than 2.25 to 1.00, but equal to or greater than 1.75 to 1.00	(B) 1.50%

(C) Less than 1.75 to 1.00, but equal to or greater than 1.40 to 1.00	(C) 1.75%

(D) Less than 1.40 to 1.00, but equal to or greater than 1.20 to 1.00	(D) 2.00%

(E) Less than 1.20 to 1.00	(E) 2.25%”

2.02 Amendment to Section 1 of the Financing Agreement; Amendment and Restatement of Definition of “Initial Adjustment Date”. Effective as of August 31, 2007, the definition of “Initial Adjustment Date” contained in Section 1 of the Financing Agreement is amended and restated to read in its entirety as follows:

“Initial Adjustment Date shall mean the later of (a) November 1, 2007 or (b) the tenth day after the delivery to Agent pursuant to Section 7.8(c) hereof of the financial statements of the Companies for the month ending September 30, 2007.”

2.03 Amendment to Section 7.8(b) of the Financing Agreement; New Due Date for Delivery of Quarterly Financial Statements for the Quarter Ended June 30, 2007. Effective as of August 29, 2007, Agent, Lenders and Companies agree that the date by which Companies need to furnish to Agent the financial statements for the fiscal quarter ended June 30, 2007 required by Section 7.8(b) of the Financing Agreement shall be changed to September 30, 2007.

2.04 Amendment to Section 7.8(c) of the Financing Agreement; New Due Date for Delivery of July 2007 Financial Statements. Effective as of August 30, 2007, Agent, Lenders and Companies agree that the date by which Companies need to furnish to Agent the financial statements for July 2007 required by Section 7.8(c) of the Financing Agreement shall be changed to September 30, 2007.

2.05 Amendment to Section 7.10(a) of the Financing Agreement. Effective as of May 30, 2007, Section 7.10(a) of the Financing Agreement is amended and restated to read in its entirety as follows:

“(a) Maintain as of the last day of each calendar month indicated below for the number of calendar months indicated below, a Fixed Charge Coverage Ratio for such period of not less than the ratio indicated below:

(i)	Calendar months ending May 31, 2007, June 30, 2007, July 31, 2007, August 31, 2007 and September 30, 2007	(i)	There shall be no Fixed Charge Coverage Ratio test.
(ii)	One calendar month period ending on October 31, 2007	(ii)	1.00 to 1.00
(iii)	Two calendar month period ending on November 30, 2007	(iii)	1.00 to 1.00
(iv)	Three calendar month period ending on December 31, 2007	(iv)	1.05 to 1.00
(v)	Four calendar month period ending on January 31, 2008	(v)	1.05 to 1.00
(vi)	Five calendar month period ending on February 29, 2008	(vi)	1.05 to 1.00
(vii)	Six calendar month period ending on March 31, 2008	(vii)	1.05 to 1.00
(viii)	Seven calendar month period ending on April 30, 2008	(viii)	1.05 to 1.00
(ix)	Eight calendar month period ending on May 31, 2008	(ix)	1.05 to 1.00
(x)	Nine calendar month period ending on June 30, 2008	(x)	1.05 to 1.00
(xi)	Ten calendar month period ending on July 31, 2008	(xi)	1.05 to 1.00
(xii)	Eleven calendar month period ending on August 31, 2008	(xii)	1.05 to 1.00
(xiii)	Twelve calendar month period ending on September 30, 2008, and on the last day of each succeeding calendar month	(xiii)	1.05 to 1.00”

2.06 Amendment to Section 7 of the Financing Agreement; Addition of New Section 7.10(c). Effective as of the date hereof, Section 7 of the Financing Agreement is amended by adding to Section 7, a new Section 7.10(c) to read in its entirety as follows:

“(c) Maintain for the month of December, 2007, Average Monthly Availability of at least $4,000,000. ‘Average Monthly Availability’ shall be determined by adding the Availability at the end of each day during December 2007 and by dividing such sum by 31.”

2.07 Amendment Fee. In consideration for the agreements set forth herein, Companies shall pay to Agent, for the pro rata benefit of Lenders, an amendment fee of $45,000, which amendment fee (i) shall be deemed fully earned on the date of execution of this Agreement, (ii) shall be non-refundable, and (iii) shall be due and payable in full on the date of execution of this Agreement.

ARTICLE III
Waiver

3.01 Waiver. The Lenders hereby waive (i) any breach of the representations and warranties of the Companies set forth in Section 7.15(p) of the Financing Agreement as a result of the restatement by Parent of its financial statements for the quarter ended March 31, 2007, and the year ended December 31, 2006; (ii) any Event of Default arising out of any breach described under clause (i) of this Section 3.01; and (iii) any Event of Default caused by failures to satisfy conditions precedent set forth in Section 2 of the Financing Agreement (including conditions precedent to any further borrowing under the Financing Agreement) resulting from any breach described in clause (i) of this Section 3.01.

3.02 No Other Waivers. Except as expressly set forth in Section 3.01 above, nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, or any other Loan Document or any other contract or instrument between any Company and/or Parent and Agent and/or any Lender, and neither Agent’s nor any Lender’s failure at any time or times hereafter to require strict performance by any Company and/or Parent of any provision thereof shall waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance therewith. Each of Agent and each Lender hereby reserves all rights granted under the Loan Agreement, and each other Loan Document and any other contract or instrument between any Company and/or Parent and Agent and/or any Lender.

ARTICLE IV
Conditions Precedent

4.01 Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a) Agent shall have received all of the following, each in form and substance satisfactory to Agent (each of which shall be deemed to be a “Loan Document” for purposes of the Financing Agreement):

(i) This Agreement, duly executed by Companies, Parent and Lenders; and

(ii) Such additional documents, instruments and information as Agent may request.

(b) The representations and warranties contained herein and in the Financing Agreement, and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

(c) No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been otherwise specifically waived in writing by Agent and Lenders.

(d) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

(e) Agent shall have received payment, in immediately available funds, of the amendment fee described in Section 2.07 hereof.

ARTICLE V
Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Financing Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the parties hereto agrees that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Each of each Company and Parent hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of each Company and Parent and will not violate the Articles of Incorporation or Bylaws of any Company or Parent; (b) the representations and warranties contained in the Financing Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; and (c) no Default or Event of Default under the Financing Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and each Lender. Each of each Company and Parent hereby represents and warrants to Agent and each Lender that it is in full compliance with all covenants and agreements contained in the Financing Agreement, and the other Loan Documents, as amended hereby.

ARTICLE VI
Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Financing Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.02 Reference to Financing Agreement. Each of the Financing Agreement and the other Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Financing Agreement, as amended hereby, is hereby amended so that any reference in the Financing Agreement and such other Loan Documents to the Financing Agreement shall mean a reference to the Financing Agreement as amended hereby.

6.03 Expenses of Agent. Each of each Company and Parent agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Financing Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent’s legal counsel.

6.04 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither any Company nor Parent may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and each Lender.

6.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by any Company or Parent shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement

6.09 Applicable Law. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.11 Release. EACH OF EACH COMPANY AND PARENT HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. EACH OF EACH COMPANY AND PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH OF AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY COMPANY OR PARENT MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FINANCING AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

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Executed on this 20th day of September, 2007, to be effective as of the respective date indicated above.

UNITED FUEL & ENERGY CORPORATION, a Texas corporation

By:	/s/ Bobby W. Page
Name:	Bobby W. Page
Title:	Vice President and Chief Financial Officer

THREE D OIL CO. OF KILGORE, INC., a Texas corporation

By:	/s/ Bobby W. Page
Name:	Bobby W. Page
Title:	Vice President and Chief Financial Officer

UNITED FUEL & ENERGY CORPORATION,
a Nevada corporation

By:	/s/ Bobby W. Page
Name:	Bobby W. Page
Title:	Vice President and Chief Financial Officer

ACCEPTED at Dallas, Texas, this 20th day of September, 2007, to be effective as of the respective date indicated above.
THE CIT GROUP/ BUSINESS CREDIT, INC., as Agent and Lender

By:	/s/ Alan Schnacke
Name:	Alan Schnacke
Title:	Vice President

SUNTRUST BANK, as Lender

By:	/s/ Brian R O’Fallon
Name:	Brian R O’Fallon
Title:	Director

WACHOVIA BANK, N.A., as Lender

By:	/s/ Thomas P. Floyd
Name:	Thomas P. Floyd
Title:	Vice President

PNC BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Ron Eckhoff
Name:	Ron Eckhoff
Title:	Vice President